Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of AgeX Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Joanne M. Hackett, Interim Chief Executive Officer, and Andrea E. Park, Chief Financial Officer, of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2023

/s/ Joanne M. Hackett
Joanne M. Hackett
Interim Chief Executive Officer

/s/ Andrea E. Park
Andrea E. Park
Chief Financial Officer